FOURTH AMENDMENT TO

                  NATIONAL PIZZA COMPANY, INC.
                       PROFIT SHARING PLAN

Except as noted otherwise, this Amendment is entered into and is effective as of the first day of July, 1992 by National Pizza
Company,  Inc. (the "Employer") and Boatmen's Trust Company  (the
"Trustee").

                      WITNESSETH, WHEREAS:

The Employer maintains a profit-sharing plan intended to meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") for the benefit of its employees;
and

The  Employer is empowered to amend the Plan pursuant to  Section
11.1 thereof; and

The Employer wishes to amend the Plant to the extent necessary to comply with changes requested by the Internal Revenue Service as part of the Employer's application for a determination as to the tax-exempt qualified status of the Plan;

NOW, THEREFORE, the Employer is determined with the concurrence of the Trustee that the Plan shall be amended, effective as of the date set forth above, as follows:

1. Section 1.2 of the Plan hereby is amended in its entirety to provide as follows:

     "Participating   Employer"  means  the  Employer   and   any
     Affiliated Company that adopts
     the  Plan with the approval of the Board of Directors of the
     Employer, and any successor
     thereto.   A list of the Participating Employers in addition
     to the Employer is attached as
     Exhibit I to the Plan.

2 Section 1.7 of the Plan hereby is amended to add to the end thereto the following paragraphs:

     Notwithstanding the foregoing, annual Compensation in excess of $200,000 shall be disregarded; provided, however, that this $200,000 limit shall be automatically adjusted to the maximum permissible dollar limitation permitted by the Commissioner of the Internal Revenue Service. In determining Compensation of a Participant for purposes of this limitation, the family aggregation rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and an lineal descendants of the Participant who have not attained age 19 before the close of the year. If as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each employee taken into account under the plan shall not exceed the OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section
     401(a)(17) of the Code shall mean the OBRA `93 annual compensation limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for the determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA `93 annual compensation is $150,000.

3. The first paragraph of Section 1.9 of the Plan hereby is amended in its entirety to provide as follows:

     "Earnings" for any Plan Year means wages paid by the Employer to the Employee reported in Box 10 of Form W-2, and any salary deferral contributions made by the Employer on behalf of the Employee for the Plan Year.

4. The fifth paragraph of Section 3.5 of the Plan hereby is amended in its entirety to provide as follows:

     For purposes of the ADP tests, the definition of "Compensation" may be modified to mean any definition of compensation that complies with Section 414(s) of the Code. Further provided, that for purposes of the ADP tests, a Participant's pre-tax contributions to the Plan shall be taken into account for that Plan Year only to the extent that such contributions relate to compensation at either (i) would have been received by the Employee for the Plan Year but for the Employee's election to defer under the Plan, or
     (ii) is attributable to services performed by the Employee in the Plan Year and, but for the Employee's election to defer, would have been received by the Employee within two and one-half months after the close of the Plan Year.

5. Section 3.5 of the Plan hereby is amended to add to the end thereto the following paragraph:

     In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more of the plans satisfies the requirements of such sections only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Provided, however, that plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year.

6. The second paragraph of Section 3.8(c) of the Plan hereby is deleted and in its place the following language shall be added to provide:

     The amount of the excess contributions for a Highly Compensated Employee for a Plan Year is to be determined under the following method, pursuant to which the actual deferral percentage of the Highly Compensated Employee with the highest actual deferral percentage is reduced to the extent required to equal of the lessor of the amount which:

     (i)  enables the Plan to satisfy the ADP limitation, or

     (ii) causes such Highly Compensated Employee's actual deferral percentage to equal the percentage of the Highly
     Compensated Employee with the next highest actual deferral percentage.

     This reduction process shall be repeated until the Plan satisfies the ADP test. For each Highly Compensated Employee, the amount of excess contributions shall be equal to the pre-tax contributions made on behalf of the Participant (determined prior to application of this Section 3.8(c)) minus the amount determined by multiplying the Participant's actual deferral percentage (determined after application of this Section 3.8(c)) by his compensation used in determining such percentage, and such excess contributions, together with related earnings, shall be distributed to such Participant within twelve months after the end of the Plan Year for which there is an excess. In no case shall the amount of excess contributions for a Plan Year with respect to any Highly Compensated Employee exceed the amount of pre-tax contributions made on behalf of such Highly Compensated Employee for such Plan Year. In addition, to the extent that a Highly Compensation Employee is subject to the family aggregation rules of Code Section 414(q)(6) as provided in Section 3.5 of this Plan, then in such event any distributions made pursuant to this Section shall be allocated among such family members in proportion to the contributions of each such family member combined for the purpose of this test.

7. Section 4.1(b) of the Plan hereby is amended in its entirety to provide as follows:

     (b)    Allocation   of  Contributions  Among   Participating
     Employers

     For Plan Years beginning prior to December 31, 1994, amounts contributed by each Participating Employer may be different from the amount contributed by another Participating Employer. The Board of Directors for each Participating Employer shall determine each Plan Year whether a profit sharing contribution will be made and the amount, if any. The aggregate amount contributed by the Participating Employers for a Plan Year shall be allocated among the Participating Employers pursuant to the following formula:

     (i) for the Plan Year ending December 31, 1992, 84.12% of such aggregate contribution shall be allocated to National
     Pizza Company, and the remaining 15.88% of such contribution shall be allocated to Skipper's, Inc.;

     (ii) For the Plan Year ending December 31, 1993, 91.10% of such aggregate contribution shall be allocated to National
     Pizza Company, and the remaining 8.9% of such contribution shall be allocated to Skipper's, Inc.; and

     (iii) For the Plan Year ending December 31, 1994, 73.28% of such aggregate contribution shall be allocated to National Pizza Company, 0.00% of such contribution shall be allocated to Skipper's, Inc., and the remaining 26.72% of such contribution shall be allocated to Romacorp, Inc.

     Such amount allocated to a Participating Employer will be the Employer contribution for the Participating Employer for that Plan Year and will be allocated only to Participants employed by that Participating Employer, based on Earnings paid by that Participating Employer. Profit sharing contributions shall be credited to the Participant's Profit Sharing Account.

8. Section 4.1(c) of the Plan hereby is amended in its entirety to provided as follows:

     (c)  Allocation of Contributions Among Participants

     The amount of the profit sharing contribution for a Participating Employer (as determined under the preceding paragraph) shall be allocated to the Profit Sharing Accounts of the Participants who are employed by the Participating Employer in the same proportion that each such Participant's Earning plus Excess Earnings for the Plan Year bears to the total Earnings plus Excess Earnings for all such Participants of such Participating Employee for the Plan Year. The allocation under this section, as a percentage of each such Participant's Earnings plus Excess Earnings, may not exceed 5.7% (or, if greater, the percentage equal to the tax rate under Code Section 3111(a) applicable to old age insurance). "Excess Earnings" is the amount of Earnings which exceeds the maximum amount of earnings which may be considered compensation for the year under Code Section 3121(a)(1) for the purposes of social security contributions. Any remaining contributions will then be allocated in the same ration that each such Participant's Earning for the Plan Year bears to the total Earnings of all such Participants for the Plan Year.

9. Section 4.1 of the Plan hereby is amended to add the following subsection (d):

     (d) Allocation of Contributions for Plan Years Beginning on or after January 1, 1995

     For Plan Years Beginning on or after January 1, 1995, amounts contributed by each Participating Employer may be different from the amount contributed by another Participating Employer. The Board of Directors for each
     Participating Employer shall determine each Plan Year whether a profit sharing contribution will be made and the amount, if any. The aggregate amount contributed by the Participating Employers for a Plan Year shall be allocated to the Profit Sharing Accounts of the Participants in the same proportion that each such Participant's Earnings plus Excess Earnings for the Plan Year bears to the total Earnings plus Excess Earnings for all such Participants for the Plan Year. The allocation under this section, as a percentage of each such Participant's Earnings plus Excess Earnings, may not exceed 5.7% (or, if greater, the percentage equal to the tax rate under Code Section 3111(a) applicable to old age insurance). "Excess Earnings" is the amount of Earnings which exceeds the maximum amount of earnings which may be considered compensation for the year under Code Section 3121(a)(1) for the purposes of social security contributions.

     Any  remaining contributions will then be allocated  in  the same  ratio  that each such Participant's Earnings  for  the
     Plan   Year  bears  to  the  total  Earnings  of  all   such
     Participants for the Plan Year.

10. Section 8.1(b) of the Plan hereby is amended in its entirety to provide as follows:

     (b)  Annual Additions Defined

     For purposes of Section 8, the term "Annual Additions" for any participant in any Plan Year shall be the sum of the following amounts allocated to the Participant's Accounts for the Plan Year:

     (A)  Employer contributions,

     (B)  after-tax Employee contributions

     (C)  forfeitures, and

     (D) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Section 419(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions to a defined contribution plan.

11. Section 9.2(h)(1) of the Plan hereby is amended in its entirety to provide as follows:

     (1) The Required Aggregation Group includes each plan of the Affiliated Companies in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Affiliated Companies which, during this period, enables any plan in which a Key Employee participates to meet the minimum participation standards or non-discriminatory contribution requirements of Code Sections 401(a)(4) or 410.

12. The first paragraph of Section 10.8(j) of the Plan hereby is amended in its entirety to provide as follows:

     In  the  event a distribution is required to commence  under
     Section 6 and the Participant or Beneficiary cannot be located, the Participant's Account shall be forfeited on the last day of the Plan Year following the Plan Year in which the distribution was supposed to commence. Such forfeiture shall be reallocated pursuant to Section 4.1 in the same manner as the Employer's profit sharing contribution.

13. The second paragraph of Section 10.10 of the Plan hereby is amended in its entirety to provide as follows:

     Notwithstanding anything herein to the contrary, this Plan shall be contingent upon receipt of a favorable Internal Revenue Service ruling that the Plan, as initially approved by the Internal Revenue Service, is qualified under Code
     Section  401(a) and exempt from income taxation  under  Code
     Section 501(a). In the event that t timely application for such a determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which such Plan was adopted, or by such later date as the Secretary of Treasury may prescribe, and if the Plan receives an adverse determination with respect to its initial qualification, and the Plan is not amended retroactively for any reason to correct such defaults, then the Plan shall be void ab initio and all amounts contributed by the Employer to the Plan, plus investment earnings, less expenses paid, shall be returned to the Employer or Participating Employer within one year after such determination.

14. Section 10.8(a) of the Plan hereby is amended in its entirety to provide as follows:

     (a)  Limitations on Assignments

     Benefits under the Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. The interest of a Participant in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process, except as provided in Code Section 401(a)(13), or in Section 10.9 of the Plan and Code Section 414(p) relating to Qualified Domestic Relations Orders.

15. Section 6.1 of the Plan hereby is amended to add to the end thereto the following language:

     Notwithstanding the foregoing, a Participant shall not be eligible to receive a distribution of the Participant's Accounts attributable to the pre-tax contributions made to the Plan by the Participant earlier than upon one of the following events:

     (i) the Participant's retirement, death, disability or separation from service;

     (ii) the Participant's attainment of age 59 1/2, or the Participant's hardship;

     (iii) the termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan or simplified employee pension);

     (iv) the date of the sale or the disposition by a corporation which is the Employer or Participating Employer to an unrelated corporation of substantially all of the assets used in the trader business of the corporation, but only with respect to those Participants who continue employment with the acquiring corporation and the acquiring corporation does not maintain the Plan after such disposition; and

     (v) The date of the sale or other disposition by the Employer or Participating Employer of its interest in a subsidiary to an unrelated entity but only with respect to those Participants who continue employment with the subsidiary and the acquiring entity does maintain the Plan after the disposition.

     Clauses (ii), (iv) and (v), shall apply only where the distribution to a Participant is made in form of a lump sum within the meaning of Code Section 402(e)(4), without regard to subparagraphs (A)(i) through (iv), (B), and (H) of that section.

     Paragraphs  (iv) and (v) above shall apply  only  where  the
     Employer or Participating Employer which is the transfer  or
     corporation  continues  to  maintain  the  Plan  after   the
     disposition.


IN WITNESS WHERE, the Plan is amended as of the day and date set forth above.

                                     EMPLOYER:
                                     National Pizza Company

WITNESS AS TO EMPLOYER:                     By
     ___________________________

                                     __________________________

                                     ___________________________
                                                  Print Name


                                     TRUSTEE:
                                     Boatmen's Trust Company

                                                               By
     ___________________________

                                      ___________________________
     Print Name